Exhibit 99.1

Luminex Corporation to Acquire MilliporeSigma’s Flow Cytometry Portfolio
- Strategic Deal Extends and Diversifies Company’s Footprint in Life Science Research
- Expands Luminex’s Flow-based Instrument Offering Into Cellular Analysis with
Acquisition of Amnis and Guava Branded Instruments
- Transaction Expected to Close by End of 2018

AUSTIN, Texas, October 18, 2018 /PRNewswire/ - Luminex Corporation (NASDAQ: LMNX) today announced that the company has signed a definitive agreement to acquire MilliporeSigma’s flow cytometry portfolio for $75 million, consisting of approximately $69.9 million to be paid under a Stock and Asset Purchase Agreement and approximately $5.1 million in committed inventory purchases. The deal is expected to close by the end of 2018, and to contribute $40 million to $50 million in revenue to the company in 2019.
The acquisition expands Luminex’s existing offering of flow-based detection systems, which is centered around its innovative xMAP® multiplexing technology, with more than 15,000 xMAP systems sold worldwide. xMAP Technology combines advanced fluidics, optics, and digital signal processing with proprietary microsphere technology to deliver industry-leading, multiplexed assay capabilities.
MilliporeSigma’s flow cytometry portfolio includes Amnis®, the market-leading family of imaging flow cytometry products for cell-based analysis, as well as their Guava® portfolio of products, which are economical, high-performance systems based on microcapillary technologies.
“As innovators in flow-based technologies, we are excited to acquire the flow cytometry assets of our existing long-term partner MilliporeSigma, thereby expanding our portfolio of detection systems to address researchers interested in cellular analysis,” said Homi Shamir, President and Chief Executive Officer of Luminex. “We look forward to welcoming the talented MilliporeSigma team to the Luminex family.”
“This strategic agreement - our first acquisition in the research space - allows us to expand our footprint into the multi-billion dollar flow cytometry market. We expect this deal to provide the opportunity for meaningful growth,” Shamir added. “Together with our next generation xMAP system in development, we will be well-positioned with a unique portfolio and strong pipeline to address a wide range of research needs for our current and future customers.”
“This is an exciting opportunity for both of our organizations and I would like to extend my sincerest thanks to our committed colleagues,” said Udit Batra, CEO, MilliporeSigma. “Luminex is a long and trusted partner who has provided a wide range of solutions for clinical diagnostics, pharmaceutical drug discovery and biomedical research. Luminex shares our conviction to solve the toughest problems in life science. This will be a great new home for the team to build on their expertise and introduce more solutions to a broader base. At the same time, our existing customers will get access to Luminex’s respected product portfolio.”

Cantor Fitzgerald & Co. acted as financial advisor to Luminex, and Smith, Gambrell & Russell, LLP acted as legal counsel to Luminex for this transaction.
Conference Call
Management will hold a conference call to discuss the definitive agreement to acquire MilliporeSigma’s flow cytometry portfolio at 7:30 a.m. CDT / 8:30 a.m. EDT, Thursday, October 18, 2018.
The conference call will be webcast live and may be accessed at Luminex Corporation's website at www.luminexcorp.com. Simply log on to the web at the address above, go to the Company section and access the Investor Relations link. Please go to the website at least 15 minutes prior to the call to register, download and install any necessary audio/video software. If you are unable to participate during the live webcast, the call will be archived for six months on the website using the 'replay' link.

About Luminex Corporation
At Luminex, our mission is to empower labs to obtain reliable, timely, and actionable answers, ultimately advancing health. We offer a wide range of solutions applicable in diverse markets including clinical diagnostics, pharmaceutical drug discovery, biomedical research, genomic and proteomic research, biodefense research, and food safety. We accelerate reliable answers while simplifying complexity and deliver certainty with a seamless experience. To learn more about Luminex, please visit us at www.luminexcorp.com.
Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this press release, including statements regarding the proposed transaction between Luminex and EMD Millipore, business prospects, plans, objectives, expectations, and intentions of the combined business, and the expected size, scope and growth of the combined company’s operations and the markets in which it will operate, as well as the expected timing and benefits of the transaction, may contain words such as “expects,” “may,” “potential,” “upside,” “approximately,” “project,” “would,” “could,” “should,” “will,” “anticipates,” “believes,” “intends,” “estimates,” “targets,” “plans,” “envisions,” “seeks” and other similar language and are considered forward-looking statements or information under applicable securities laws. These statements are based on Luminex’s current expectations, estimates, forecasts and projections about the proposed transaction and the operating environment, economies and markets in which Luminex and EMD Millipore operate, are subject to important risks and uncertainties that are difficult to predict, and the actual outcome may be materially different. These statements reflect beliefs and assumptions that are based on Luminex’s perception of historical trends, current conditions, and expected future developments as well as other factors management believes are appropriate in the circumstances. In making these statements, Luminex has made assumptions with respect to our ability to: integrate the acquired assets, predict and adapt to changing customer requirements, preferences and spending patterns, protect its intellectual property, future capital expenditures (including the amount and nature thereof), trends and developments in the clinical diagnostic and life science industries, business strategy and outlook, expansion and growth of business and operations, credit risks, anticipated acquisitions, future results for Luminex being similar to historical results, expectations related to future general economic and market conditions, and other matters. Luminex’s beliefs and assumptions are inherently subject to significant business, economic, competitive and other uncertainties and contingencies regarding future events and, as such, are subject to change. Luminex’s beliefs and assumptions may prove to be inaccurate and consequently Luminex’s actual results could differ materially from the expectations set out herein.

Actual results or events could differ materially from those contemplated in the forward-looking statements as a result of the following:

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risks and uncertainties relating to the transaction, including (a) the risk that the businesses will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected, which could result in additional demands on Luminex’s resources, systems, procedures and controls, disruption of its ongoing business and diversion of management’s attention from other business concerns, (b) the possibility that certain assumptions with respect to the flow-cytometry business of EMD Millipore or the transaction could prove to be inaccurate, (c) failure or delay in respect of the satisfaction of the closing conditions to the transaction, (d) the potential failure to retain key employees of Luminex or EMD Millipore as a result of the proposed transaction or during integration of the businesses and (e) disruptions resulting from the proposed transaction, making it more difficult to maintain business relationships;

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risks and uncertainties relating to Luminex, including (a) the future performance, financial and otherwise, of Luminex, (b) the ability of Luminex to bring new products to market and to increase sales, (c) the strength of Luminex’s product development pipeline, (d) Luminex’s growth and profitability prospects, (e) the estimated size and growth prospects of the clinical diagnostic and life science industries, (f) Luminex’s competitive position in the clinical diagnostic and life science industries and its ability to take advantage of future opportunities in this market, (g) the benefits of Luminex’s products to be realized by customers, and (h) the demand for Luminex’s products and the extent of deployment of Luminex’s products in the clinical diagnostic and life science industries; and

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risks and uncertainties relating to future events, conditions or circumstances, or other general risks, including (a) integration of other acquisitions and related restructuring efforts, including the quantum of restructuring charges and the timing thereof, (b) the possibility that Luminex may be unable to meet its future reporting requirements under the U.S. Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder, (c) the risks associated with bringing new products to market, (d) fluctuations in currency exchange rates, (e) delays in the purchasing decisions of Luminex’s customers, (f) the competition Luminex faces in its industry and/or marketplace, (g) the possibility of technical, logistical or planning issues in connection with the deployment of Luminex’s products or services, (h) the continuous commitment of Luminex’s customers, (i) demand for Luminex’s products, and (j) the additional risks discussed under the heading “Risk Factors” in Luminex’s Reports on Forms 10-K and 10-Q, as filed with the Securities and Exchange Commission. The forward-looking statements contained herein represent the judgment of Luminex as of the date of this press release, and unless otherwise required by applicable securities laws, Luminex expressly disclaims any intent, obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in Luminex’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Contacts:
Luminex Investor Contact
Harriss Currie, 512.219.8020
Sr. Vice President of Finance and CFO
hcurrie@luminexcorp.com

Luminex Media Contact
Christine Valle, 512.219.8020
Sr. Manager, Global Marketing Communications
cvalle@luminexcorp.com

MilliporeSigma Media Contact
Karen Tiano, 978.495.0093
Karen.tiano@emdmillipore.com

Source: Luminex Corporation